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                                                                   Exhibit 10.14


                         MCG COMMERCIAL LOAN TRUST NOTES
                                  SERIES 2001-1

                           $229,860,000 CLASS A NOTES

                            $35,363,000 CLASS B NOTES

                               PURCHASE AGREEMENT

                                                               December 19, 2001

First Union Securities, Inc.
as the Initial Purchaser (the "Initial Purchaser")
One First Union Center
301 South College Street

Charlotte, NC 28288

Ladies and Gentlemen:

                  Section 1. Authorization of Notes. MCG Capital Corporation
                             ----------------------
("MCG" or the "Company") and MCG Finance III, LLC ("Finance") have duly authorized the sale of the MCG Commercial Loan Trust Notes, Series 2001-1, consisting of the Class A Notes (the "Class A Notes"), the Class B Notes (the "Class B Notes" and together with the Class A Notes, the "Offered Notes"), and the Class C Notes (the "Class C Notes" and together with the Offered Notes, the "Notes") of MCG Commercial Loan Trust 2001-1, a Delaware business trust (the "Trust"). The Trust was formed pursuant to a Trust Agreement dated as of December 1, 2001 (the "Trust Agreement") between Finance and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). The Class A Notes will be issued in an aggregate initial principal amount of $229,860,000, the Class B Notes will be issued in an aggregate initial principal amount of $35,363,000, and the Class C Notes will be issued in an aggregate initial principal amount of $88,408, 391. In addition to the Notes, the Trust is issuing a class of Certificates (the "Certificates"). The Notes will be secured by the assets of the Trust. The Certificates will represent fractional undivided ownership interests in the Trust. The Certificates will be issued pursuant to the Trust Agreement. The Notes will be issued pursuant to an Indenture dated as of December 1, 2001 (the "Indenture"), between the Trust and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee"). The primary assets of the Trust will be a pool of commercial business loans, or interests therein, originated or purchased by the Company, excluding any Retained Interest (collectively, the "Business Loans"). Finance will acquire the Business Loans from the Company pursuant to a Commercial Loan Sale Agreement dated as of December 1, 2001 (the "Loan Sale Agreement") between the Company and Finance. Pursuant to a Sale and Servicing Agreement dated as of December 1, 2001 (the "Sale and Servicing Agreement") among the Trust, the Company, Finance and the Indenture Trustee, Finance will sell, transfer and convey to the Trust, without recourse, all of its right, title and interest in the Business Loans. Pursuant to the Indenture, as security for the indebtedness


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represented by the Notes, the Trust will pledge and grant to the Indenture
Trustee a security interest in the Business Loans and its rights under the Loan Sale Agreement and the Sale and Servicing Agreement. This Agreement, the Trust Agreement, the Loan Sale Agreement, the Sale and Servicing Agreement and the Indenture are referred to collectively as the "Transaction Documents."

                  Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Sale and Servicing Agreement.

                  The Offered Notes are to be offered and sold by means of a Confidential Private Placement Memorandum (including any exhibits and, to the extent prepared after the date hereof, any amendments or supplements thereto, the "Memorandum") prepared by the Company in a transaction exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), including transactions made pursuant to Rule 144A under the Securities Act ("Rule 144A") and in offshore transactions pursuant to Regulation S under the Securities Act.

                  It is understood and agreed that nothing in this Agreement shall prevent the Initial Purchaser from entering into any agency agreements, underwriting agreements or other similar agreements governing the offer and sale of securities with any issuer or issuers of securities, and nothing contained herein shall be construed in any way as precluding or restricting the Initial Purchaser's right to sell or offer for sale any securities issued by any person, including securities similar to, or competing with, the Notes.

                  During the initial Interest Accrual Period, the Class A Notes shall bear interest at a rate equal to 2.50375% per annum and the Class B Notes shall bear interest at a rate equal to 3.65375% per annum. For each Interest Accrual Period thereafter, the Class A Notes shall bear interest at a per annum rate equal to the then applicable Three-Month LIBOR plus 0.60% per annum, and the Class B Notes shall bear interest at a per annum rate equal to the then applicable Three-Month LIBOR plus 1.75% per annum.

                  The Company hereby agrees with you, as the Initial Purchaser, as follows:

                  Section 2. Purchase of Offered Notes. Subject to the terms and
                             -------------------------
conditions and in reliance upon the representations and warranties set forth herein, the Trust agrees to sell all of the Offered Notes to the Initial Purchaser, and the Initial Purchaser agrees to purchase all of the Offered Notes from the Trust, for the purchase price of $262,637,072.84. It is understood and agreed that the Initial Purchaser is not acquiring, and has no obligation to acquire, the Class C Notes and the Certificates.

                  In addition, whether or not the transaction contemplated hereby shall be consummated, the Company agrees to pay all other costs and expenses incident to the performance by the Company of its obligations hereunder and under the documents to be executed and delivered in connection with the offering, issuance, sale and delivery of the Offered Notes (the "Documents"), including, without limitation or duplication, (i) the reasonable fees and disbursements of counsel to the Company; (ii) the fees and expenses of any trustees or backup servicer due to such trustees' or backup servicer's initial expenses incurred in connection with

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the issuance of the Offered Notes and its counsel; (iii) the reasonable fees and expenses of any bank establishing and maintaining accounts on behalf of the holders of the Offered Notes or in connection with the transaction; (iv) the reasonable fees and expenses of the accountants for the Company, including the fees for the "comfort letters" or "agreed-upon procedures letters" required by the Initial Purchaser in connection with the offering, sale, issuance and delivery of the Offered Notes; (v) all expenses incurred in connection with the preparation and distribution of one or more preliminary and the final Memorandum and other disclosure materials prepared and distributed and all expenses incurred in connection with the preparation and distribution of the Transaction Documents; (vi) the fees charged by any securities rating agency for rating the Offered Notes; (vii) the reasonable fees for any securities identification service for any CUSIP or similar identification number required by the purchasers or requested by the Initial Purchaser; (viii) the reasonable fees and disbursements of counsel to the Initial Purchaser; (ix) all expenses in connection with the qualification of the Offered Notes for offering and sale under state securities laws, including the fees and disbursements of counsel and, if requested by the Initial Purchaser, the cost of the preparation and reproduction of any "blue sky" or legal investment memoranda; (x) any federal, state or local taxes, registration or filing fees (including Uniform Commercial Code financing statements) or other similar payments to any federal, state or local governmental authority in connection with the offering, sale, issuance and delivery of the Offered Notes; and (xi) the reasonable fees and expenses of any special counsel or other experts required to be retained to provide advice, opinions or assistance on or prior to the Closing Date in connection with the offering, issuance, sale and delivery of the Offered Notes.

                  Section 3. Delivery. Delivery of the Offered Notes shall be
                             --------
made in the form of one or more global certificates delivered to The Depository Trust Company, except that any Offered Note to be sold by the Initial Purchaser to an institutional Accredited Investor that is not a QIB (as such terms are defined herein) shall be delivered in fully registered, certificated form in the minimum denominations set forth in the Memorandum at the offices of Moore & Van Allen, Charlotte, North Carolina, at 10:00 a.m. Charlotte time, on December 27, 2001, or such other place, time or date as may be mutually agreed upon by the Initial Purchaser and the Company (the "Closing Date"). Subject to the foregoing, the Offered Notes will be registered in such names and such denominations as the Initial Purchaser shall specify in writing to the Company and the Indenture Trustee.

                  Section 4. Representations and Warranties of the Company. The
                             ---------------------------------------------
Company represents and warrants to the Initial Purchaser, as of the Closing Date, that:

                          (i) The Memorandum does not and will not, and any amendments thereof or supplement thereof and any additional written (including electronic) information and documents concerning the Offered Notes delivered by or at the direction of the Company to prospective purchasers of the Offered Notes (collectively, such information and documents, the "Additional Offering Documents"), each as of their respective dates, did not or will not, each as of its issue date or date on which such statement was made and as of the Closing Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading.

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                          (ii)   The Company is a Delaware corporation, duly
          organized and validly existing under the laws of the State of Delaware, has all power and authority necessary to own or hold its properties and conduct its business in which it is engaged as described in the Memorandum and has all licenses necessary to carry on its business as it is now being conducted and is licensed and qualified in each jurisdiction in which the conduct of its business (including without limitation the originating and acquiring of Business Loans and performing its obligations hereunder and under the Transaction Documents) requires such licensing or qualification, and in which the failure to so qualify or be licensed would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Company.

                          (iii) This Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery thereof by the other parties hereto, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

                          (iv) The Loan Sale Agreement and the Sale and Servicing Agreement have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the other parties thereto, constitute valid and binding agreements of the Company, enforceable in all material respects against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity.

                          (v) When executed, authenticated and delivered in accordance with the Indenture and paid for by the purchasers thereof, the Offered Notes will have been duly executed, authenticated, issued and delivered and will be entitled to the benefits of the Indenture.

                          (vi) Other than as set forth in or contemplated by the Memorandum, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or assets of the Company are the subject of which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the financial position or results of operations of the Company or on the performance by the Company of its obligations hereunder or under the Transaction Documents; and, to the best knowledge of the Company, no such proceedings are threatened by governmental authorities or threatened by others.

                          (vii) The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated herein and therein and in all documents relating to the Notes will not result in any material breach or material violation of, or constitute a material default under, any material agreement or instrument

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          to which the Company is a party or to which any of its properties or assets are subject, except for such of the foregoing as to which relevant waivers or amendments have been obtained and are in full force and effect, nor will any such action result in a material violation of the Certificate of Incorporation or By-Laws of the Company or any material law or any material order, decree, rule or regulation of any court or governmental agency having jurisdiction over the Company or its properties.

                          (viii) The Trust is not required to register as an "investment company" under the Investment Company Act of 1940, as amended.

                          (ix)   Assuming the Initial Purchaser's
          representations are true and accurate, it is not necessary in connection with the offer, sale and delivery of the Offered Notes in the manner contemplated by this Agreement and the Memorandum to register the Offered Notes under the Securities Act.

                          (x) The Offered Notes satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

                          (xi) At the time of execution and delivery of the Sale and Servicing Agreement, Finance will own the Business Loans free and clear of all liens, encumbrances, adverse claims or security interests ("Liens"), except such Liens as may be created, granted or permitted by the Transaction Documents, and Finance will have the power and authority to transfer the Business Loans to the Trust.

                          (xii) Upon the execution and delivery of the Transaction Documents, payment by the Initial Purchaser for the Offered Notes and delivery to the Initial Purchaser of the Offered Notes, the Trust will own the Business Loans and the Initial Purchaser will acquire title to the Offered Notes, in each case free of Liens except such Liens as may be created, granted or permitted by the Transaction Documents.

                          (xiii) No consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issuance and sale of the Offered Notes or the execution, delivery and performance by the Company of this Agreement or the other Transaction Documents to which it is a party, except such consents, approvals, authorizations, registrations or qualifications as have been obtained or as may be required under state securities or blue sky laws in connection with the sale and delivery of the Offered Notes in the manner contemplated herein.

                          (xiv) The Business Loans, individually and in the aggregate, have the characteristics described in the Memorandum.

                          (xv) Each of the representations and warranties of the Company and Finance set forth in the Transaction Documents is true and correct in all material respects as of the applicable date set forth therein.

                          (xvi) Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement and the other Transaction

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          Documents and the Notes have been or will be paid by the Company on or prior to the Closing Date.

                          (xvii) No adverse selection procedures were used in selecting the Business Loans from among the loans that meet the representations and warranties of the Company contained in the Loan Sale Agreement and that are included in the portfolio of the Company or Finance.

                          (xviii) Neither the Company nor any affiliate thereof nor anyone acting on their behalf has, directly or indirectly (except to or through the Initial Purchaser), sold or offered, or attempted to offer or sell, or solicited any offers to buy, or otherwise approached or negotiated in respect of, any of the Offered Notes and neither the Company nor any of its affiliates will do any of the foregoing. As used herein, the terms "offer" and "sale" have the meanings specified in Section 2(3) of the Securities Act.

                          (xix) Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) of the Company has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities
          Act) which is or will be integrated with the sale of the Offered Notes in a manner that would require the registration under the Securities Act of the offerings contemplated by the Memorandum or engaged in any form of general solicitation or general advertising in connection with the offerings of the Offered Notes.

                          (xx) With respect to any Offered Notes subject to the provisions of Regulation S of the Securities Act, the Company has not offered or sold such Offered Notes during the Restricted Period to a person (other than the Initial Purchaser) who is within the United States or its possessions or to a United States person. For this purpose, the terms "Restricted Period", "United States or its possessions" and "United States person" are defined as such terms are defined for purposes of Treas. Reg. ss. 1.163-5(c)(2)(i)(D).

                          (xxi) The Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.


                  Section 5. Sale of Offered Notes to the Initial Purchaser. The
                             ----------------------------------------------
sale of the Offered Notes to the Initial Purchaser will be made without registration of the Offered Notes under the Securities Act, in reliance upon the exemption therefrom provided by Section 4(2) of the Securities Act.

                  (a) The Company and the Initial Purchaser each agree that the Offered Notes will be offered and sold only in transactions exempt from registration under the Securities Act. The Company and the Initial Purchaser will each reasonably believe at the time of any sale of the Offered Notes by the Company through the Initial Purchaser, as initial purchaser, (i) that either (A) each purchaser of the Offered Notes is an institutional investor that is (1) a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act (each, a "QIB") in transactions meeting the requirements of Rule

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          144A, or (2) an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D (each, an "Institutional Accredited Investor"), who, in the case of an investor described in this clause (i)(A)(2), purchases for its own account or for any discretionary account for which it is acquiring the Offered Notes and provides the Initial Purchaser with a written certification in substantially the form attached as an exhibit to the Indenture, or
          (B) the purchaser is acquiring the Offered Notes in an offshore transaction meeting the requirements of Regulation S under the Securities Act, and (ii) that the offering of the Offered Notes will be made in a manner it reasonably believes will enable the offer and sale of the Offered Notes to be exempt from registration under state securities or Blue Sky laws; and each such party understands that no action has been taken to permit a public offering in any jurisdiction where action would be required for such purpose. The Company and the Initial Purchaser each further agree not to (i) engage in any activity that would constitute a public offering of the Offered Notes within the meaning of Section 4(2) of the Securities Act or (ii) offer or sell the Offered Notes by any form of general solicitation or general advertising (as those terms are used in Regulation D), including the methods described in Rule 502(c) of Regulation D, in connection with any offer or sale of the Offered Notes.

                  (b) The Initial Purchaser hereby represents and warrants to and agrees with the Company, that (i) the Initial Purchaser is an institutional "accredited investor" within the meaning of Rule 501 under the Securities Act, (ii) the Initial Purchaser will offer the Offered Notes only (A) to persons who the Initial Purchaser reasonably believes are QIBs in transactions meeting the requirements of Rule 144A, (B) to institutional investors who the Initial Purchaser reasonably believes are Institutional Accredited Investors or (C) in offshore transactions in reliance on Regulation S under the Securities Act. The Initial Purchaser further agrees that it will (i) deliver to each purchaser of the Offered Notes, at or prior to the confirmation of sale, a copy of the Memorandum, as then amended or supplemented, which Memorandum will include a Notice to Investors in the form attached hereto as Exhibit H, and (ii) prior to any sale of the Offered Notes to an Institutional Accredited Investor that the Initial Purchaser does not reasonably believe is a QIB, it will receive from such Institutional Accredited Investor a written certification in substantially the form attached as an exhibit to the Indenture.

                  (c) The Initial Purchaser hereby represents to the Company that the Initial Purchaser is a QIB.

                  (d) The Initial Purchaser is duly authorized and possesses the requisite corporate power to enter into and perform this Agreement.

                  (e) There is no action, suit or proceeding pending against or, to the knowledge of the Initial Purchaser, threatened against or affecting, the Initial Purchaser before any court or arbitrator or any government body, agency, or official which could materially adversely affect the ability of the Initial Purchaser to perform its obligations under this Agreement.

                  (f) The Initial Purchaser represents and agrees that all offers and sales of the Offered Notes to non-United States persons, prior to the expiration of the Restricted

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          Period, will be offered and sold only in accordance with the provisions of Rule 903 of Regulation S (except to the extent of any beneficial owners thereof who acquired an interest therein pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Global Note, as contemplated in the Indenture) and only upon the receipt of the certification of beneficial ownership of the securities by a non-United States person in the form provided in the Indenture. For this purpose, the terms "Restricted Period" and "United States person" are defined as such terms are defined for purposes of Treas. Reg. ss.1.163-5(c)(2)(i)(D).

                  (g) The Initial Purchaser (i) has not offered or sold and, until six months after the Closing Date, will not offer or sell any Offered Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended; (ii) has complied, and will comply, with all applicable provisions of the Financial Services Act 1986 of Great Britain and the Public Offers of Securities Regulations 1995, as amended, with respect to anything done by the Initial Purchaser in relation to the Offered Notes in, from or otherwise involving the United Kingdom; (iii) only issued or passed on, and will only issue or pass on, in the United Kingdom any document received by the Initial Purchaser in connection with the proposed issue of the Offered Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996, as amended, or a person to whom the document may otherwise lawfully be issued or passed on.

                  (h) The Initial Purchaser represents and agrees that, if it is an authorized person under Chapter III of Part I of the Financial Services Act of 1986 of the United Kingdom ("FSA"), it has only promoted and will only promote the Trust described in the Placement Memorandum (whether by the issuing or passing on of documents as referred to in the foregoing restriction or otherwise) as an authorized person under Chapter III of FSA to a person in the United Kingdom if that person is of a kind described in Section 76(2) of the FSA or as permitted by the Financial Services (Promotion of Unregulated Schemes) Regulation 1991 (as amended).

                  Section 6. Certain Agreements of the Company. The Company
                             ---------------------------------
covenants and agrees with the Initial Purchaser as follows:

                  (a) If, at any time prior to the 90th day following the Closing Date, any event involving the Company shall occur as a result of which the Memorandum (as then amended or supplemented) would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company promptly will notify the Initial Purchaser and prepare and fur'nish to the Initial Purchaser an amendment or supplement to the Memorandum that will correct such statement or omission. The Company will not at any time amend or supplement the Memorandum (i) prior to having furnished the Initial Purchaser with a copy of the proposed form of the amendment or supplement and giving the Initial Purchaser a reasonable opportunity to review the same or (ii) in a manner to which the Initial Purchaser or its counsel shall reasonably object.

                  (b) During the period referred to in Section 6(a), the Company will furnish to the Initial Purchaser, without charge, copies of the Memorandum (including all exhibits and documents incorporated by reference therein), the Transaction Documents, and all amendments or supplements to such documents, in each case as soon as reasonably available and in such quantities as the Initial Purchaser may reasonably request.

                  (c) At all times during the course of the private placement contemplated hereby and prior to the Closing Date, (i) the Company will make available to each offeree the Additional Offering Documents and information concerning any other relevant matters, as they or any of their affiliates possess or can acquire without unreasonable effort or expense, as determined in good faith by them, (ii) the Company will provide each offeree the opportunity to ask questions of, and receive answers from, them concerning the terms and conditions of the offering and to obtain any additional information, to the extent they or any of their affiliates possess such information or can acquire it without unreasonable effort or expense (as determined in good faith by them), necessary to verify the accuracy of the information furnished to the offeree (provided that any material non-public information will be provided only if such offeree enters into a confidentiality agreement), (iii) the Company will furnish the Initial Purchaser with copies of the Memorandum in such quantities as the Initial Purchaser may from time to time reasonably request, (iv) the Company will not publish or disseminate any material in connection with the offering of the Offered Notes except as contemplated herein or as consented to by the Initial Purchaser, (v) the Company will advise the Initial Purchaser promptly of the receipt by the Company of any communication from the SEC or any state securities authority concerning the offering or sale of the Offered Notes, (vi) the Company will advise the Initial Purchaser promptly of the commencement of any lawsuit or proceeding to which the Company is a party relating to the offering or sale of the Offered Notes, and (vii) the Company will advise the Initial Purchaser of the suspension of the qualification of the Offered Notes for offering or sale in any jurisdiction, or the initiation or threat of any procedure for any such purpose.

                  (d) While any Class of Offered Notes remain outstanding, unless such Class has been registered, the Company will make available, upon request, to the Initial Purchaser, any holder and any prospective purchaser of such Offered Notes, the information concerning the Company and the Offered Notes specified in Rule 144A(d)(4) under the Securities Act.

                  (e) Prior to the date of distribution of the Memorandum, the Company will provide the Initial Purchaser with a "comfort" or "agreed upon procedures" letter from Ernst & Young LLP verifying the accuracy of such financial and statistical data contained in the Memorandum as the Initial Purchaser shall deem advisable.

                  (f) Except as otherwise provided in the Indenture, each Offered Note will contain a legend to the effect set forth in the form of Notice to Investors attached as Exhibit H hereto.

                  Section 7. Conditions of the Initial Purchaser's Obligations.
                             -------------------------------------------------
The obligations of the Initial Purchaser to purchase the Offered Notes on the Closing Date will be subject to the accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Offered Notes shall have been duly authorized, executed, authenticated, delivered and issued, the Transaction Documents shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect, and the Business Loans shall have been delivered to the Indenture Trustee pursuant to the Sale and Servicing Agreement.

                  (b) The Initial Purchaser shall receive a certificate, dated the Closing Date, of the President, Chief Executive Officer, Chief Financial Officer or any Executive or Senior Vice President of the Company to the effect that such officer has carefully examined this Agreement, the Memorandum and the Transaction Documents and that, to the best of such officer's knowledge (i) since the date information is given in the Memorandum, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, results of operations, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, or the ability of the Company to perform its obligations hereunder or under the Transaction Documents or in the characteristics of the Business Loans except as contemplated by the Memorandum or as described in such certificates, (ii) the representations and warranties of the Company and Funding set forth herein and in the Transaction Documents are true and correct in all material respects as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Transaction Documents, at or prior to the Closing Date, and (iv) nothing has come to the attention of such officer that would lead such officer to believe that the Memorandum as of its date and as of the Closing Date, or any Additional Offering Document contains an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) The Class A Notes shall have been rated no less than "Aaa" by Moody's Investors Services, Inc. ("Moody's"), "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and "AAA" by Fitch, Inc. ("Fitch") and the Class B Notes shall have been rated no less than "A2" by Moody's, "A" by S&P, and "A" by Fitch, such ratings shall not have been rescinded, and no public announcement shall have been made by the respective rating agencies that the rating of the Offered Notes have been placed under review.

                  (d) On the date of the Memorandum, Ernst & Young LLP shall have furnished to the Initial Purchaser an "agreed upon procedures" letter, dated the date of delivery thereof, in form and substance satisfactory to the Initial Purchaser, with respect to certain financial and statistical information contained in the Memorandum.

                  (e) Initial Purchaser shall have received an opinion, dated the Closing Date, of counsel to the Indenture Trustee (which may be internal counsel), substantially in the form attached hereto as Exhibit A.

                  (f) The Initial Purchaser shall have received opinions of Stroock & Stroock & Lavan LLP, counsel to the Initial Purchaser, with respect to certain securities law matters and with respect to the ability to transfer the Business Loans, substantially in the forms attached hereto as Exhibits B-1 and B-2, respectively.

                  (g) The Initial Purchaser shall have received an opinion of Moore & Van Allen, counsel to the Company, (i) with respect to certain corporate, federal tax, securities law and investment company matters, substantially in the form attached hereto as Exhibit C and (ii) with respect to certain "true sale" and "non-consolidation" issues substantially in the form attached hereto as Exhibit D.

                  (h) The Initial Purchaser shall have received opinions of Pepper Hamilton LLP, counsel to the Owner Trustee, the Trust and Finance (i) substantially in the forms attached hereto as of Exhibits E-1 and E-2, (ii) with respect to certain "trust issues" substantially in the form attached hereto as Exhibit F and (iii) with respect to certain "perfection issues" substantially in the form attached hereto as Exhibit G.

                  (i) The Initial Purchaser shall have received from the Indenture Trustee a certificate signed by one or more duly authorized officers of the Indenture Trustee, dated the Closing Date, in customary form.

                  (j) The Initial Purchaser shall have received from the Owner Trustee, a certificate signed by one or more duly authorized officers of the Owner Trustee, dated the Closing Date, in customary form.

                  (k) The Company shall have furnished to the Initial Purchaser and its counsel such further information, certificates and documents as the Initial Purchaser and its counsel may reasonably have requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser and its counsel.

                  (l) All documents incident hereto and to the Transaction Documents shall be reasonably satisfactory in form and substance to the Initial Purchaser and its counsel, and the Initial Purchaser and its counsel shall have received such information, certificates and documents as they may reasonably request.

                  If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser, this Agreement and all of the Initial Purchaser's obligations hereunder may be canceled by the Initial Purchaser at or prior to delivery of and payment for the Offered Notes. Notice of such cancellation shall be given to the Company in writing, or by telephone or telecopy confirmed in writing.

                  Section 8. Indemnification and Contribution.
                             --------------------------------

                  (a) The Company shall indemnify and hold harmless the Initial Purchaser and each person, if any, who controls the Initial Purchaser within the meaning of either the Securities Act or the Exchange Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Initial Purchaser or such controlling person may become subject, under the Securities Act or Exchange Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or any Additional Offering Document, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Initial Purchaser and such controlling person for any legal and other expenses reasonably incurred by the Initial Purchaser or such controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Memorandum in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser or on behalf of the Initial Purchaser specifically for inclusion therein. The foregoing indemnity is in addition to any liability that the Company may otherwise have to the Initial Purchaser or any person or entity controlling the Initial Purchaser. The Company acknowledges that the statements set forth in the second to last paragraph on the cover page and in the Memorandum under the caption "Placement" constitute the only written information furnished to the Company by the Initial Purchaser or on behalf of the Initial Purchaser specifically for inclusion in the Memorandum or any Additional Offering Document.

                  (b) The Initial Purchaser shall indemnify and hold harmless the Company and any person who controls the Company within the meaning of either the Securities Act or the Exchange Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company or any such controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or any Additional Offering Document or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser or on behalf of the Initial Purchaser specifically for inclusion therein, and shall reimburse the Company for any legal and other expenses reasonably incurred by the Company or any such controlling person investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The Company acknowledges that the statements set forth in the second to last paragraph on the cover page and under the caption "Placement" in the Memorandum constitute the only written information furnished to the Company by the Initial Purchaser or on behalf of the Initial Purchaser specifically for inclusion in the Memorandum. The foregoing indemnity agreement is in addition to any liability that the Initial Purchaser may otherwise have to the Company or any of its controlling persons.

                  (c) Promptly after receipt by an indemnified party under this
          Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 8, except to the extent that the indemnifying party has been materially prejudiced thereby. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided that the indemnified party shall have the right to employ counsel to represent the indemnified party and the controlling persons who may be subject to liability arising out of any claim or action in respect of which indemnity may be sought by the indemnified party under this Section 8, if (i) in the reasonable judgment of the indemnified party, there may be legal defenses available to the indemnified party, and those controlling persons, different from or in addition to those available to the indemnifying party, or there is a conflict of interest between the indemnified party and the controlling persons, on one hand, and the indemnifying party, on the other, or (ii) the indemnifying party shall fail to select counsel reasonably satisfactory to the indemnified party or parties, and in such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one separate firm of attorneys for the indemnified party and the controlling persons in connection with any other action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                  (d) If the indemnification provided for in Section 8 shall for any reason be unavailable to an indemnified party under Section 8(a) or 8(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other from the offering of the Offered Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchaser on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Notes (before deducting expenses) received by the Company bear to the total fees actually received by the Initial Purchaser with respect to such offering pursuant to Section 2 of this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchaser, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), the Initial Purchaser shall not be required to contribute any amount in excess of the aggregate fee actually paid to the Initial Purchaser pursuant to Section 2 of this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


                  (e) The indemnity agreements contained in this Section 8 shall survive the delivery of the Offered Notes, and the provisions of this
          Section 8 shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                  Section 9. Termination. This Agreement shall be subject to
                             -----------
termination in the absolute discretion of the Initial Purchaser, by notice given to the Company prior to delivery of and payment for the Offered Notes, if prior to such time (i) trading in securities generally in the New York Stock Exchange shall have been suspended or materially limited or any setting of minimum prices for trading on such exchange has occurred, (ii) there has been, since the respective dates as of which information is given in the Memorandum, any material adverse change in the condition, financial or otherwise, or in the properties (including, without limitation, the Business Loans) or the earnings, business affairs or business prospects of the Company considered as one enterprise, whether or not arising in the ordinary course of business; (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or (iv) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crises the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Initial Purchaser, impracticable or inadvisable to market the Offered Notes on the terms and in the manner contemplated by the Memorandum as amended or supplemented.

                  Section 10. Confidentiality. The Initial Purchaser shall
                              ---------------
maintain, and shall cause each of its employees and officers to maintain, the confidentiality of the Confidential Information (as defined below) obtained by it or them from MCG or the employees, officers or agents of MCG in connection with the structuring, negotiating, execution and performance of the transactions contemplated in the Transaction Documents, except that the Initial Purchaser and its employees and officers may disclose the Confidential Information (i) to its external accountants and attorneys, the other parties to the Transaction Documents, any of its other agents or any Rating Agency or potential investor in the Offered Notes, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided that such disclosure will not cause the offering of the Offered Notes to be required to be registered under the Securities Act and each such person is informed of and agrees to honor the confidential nature of the Confidential Information, (ii) as required by an applicable law or order of any judicial or administrative proceeding, (iii) in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving the transactions contemplated in this Agreement for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies or interests under or in connection with the transactions contemplated in this Agreement, (iv) to banking examiners and securities law examiners, in the ordinary course of their examinations of the Initial Purchaser, and (v) with the prior consent of MCG.

                  "Confidential Information" means any written or electronic information concerning MCG or the Business Loans furnished by MCG, or the employees, officers or agents of MCG, to the Initial Purchaser that is marked "Confidential" either on the face of such information or in an accompanying letter or other communication; provided, however, that "Confidential Information" shall not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by the Initial Purchaser or its employees or officers, (ii) was within the possession of the Initial Purchaser prior to its being furnished to the Initial Purchaser by or on behalf of MCG pursuant hereto, provided that the source of such information was not bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to MCG or any other party with respect to such information or (iii) becomes available to the Initial Purchaser on a nonconfidential basis from a source other than MCG or any of its employees, officers or agents, provided that such source is not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, MCG or any other party with respect to such information and of which the Initial Purchaser has or reasonably should have had knowledge.

                  Section 11. Severability Clause. Any part, provision,
                              -------------------
representation, or warranty of this Agreement which is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

                  Section 12. Notices. All demands, notices and communications
                              -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid and effective only upon receipt and if sent to the Initial Purchaser, will be delivered to First Union Securities, Inc.,

One First Union Center, 301 South College Street, Charlotte, NC 28288,
Attention: General Counsel (with a copy to the Asset Finance Group); or if sent to the Company, Finance or the Trust will be delivered to MCG Capital Corporation, 1100 Wilson Boulevard, Suite 800, Arlington, Virginia 22209,
Attention: General Counsel.

                  Section 13. Representations and Indemnities to Survive. The
                              ------------------------------------------
respective agreements, representations, warranties, indemnities and other statements of the Company and its officers, and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchaser, the Company or any of the controlling persons referred to in Section 8 of this Agreement, and will survive delivery of and payment for the Offered Notes.

                  Section 14. Successors. This Agreement will inure to the
                              ----------
benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in
Section 8 of this Agreement and their respective successors and assigns, and, except as specifically set forth herein, no other person will have any right or obligation hereunder.

                  Section 15. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY
                              --------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS.

                  Section 16. Counterparts, Etc. This Agreement supersedes all
                              -----------------
prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

                  Section 17. Limitation of Liability. Notwithstanding any other
                              -----------------------
provision herein or elsewhere, this Agreement has been executed and delivered on behalf of the Trust by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust. In no event shall Wilmington Trust Company, or the Owner Trustee have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee and Wilmington Trust Company, shall be entitled to the benefits of the Trust Agreement.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, Finance, the Trust and the Initial Purchaser.

                                Very truly yours,

                                MCG CAPITAL CORPORATION

                                By: /s/ Samuel G. Rubenstein
                                   ---------------------------------------------
                                    Name:  Samuel G. Rubenstein
                                    Title: General Counsel and Executive
                                           Vice President

                                MCG FINANCE III, LLC

                                By: /s/ Samuel G. Rubenstein
                                   ---------------------------------------------
                                    Name:  Samuel G. Rubenstein
                                    Title: General Counsel and Executive
                                           Vice President

                                MCG COMMERCIAL
                                LOAN TRUST 2001-1


                                By: Wilmington Trust Company, not in its
                                    individual capacity but solely as Owner
                                    Trustee on behalf of the Trust

                                By: /s/ James P. Lawler
                                   ---------------------------------------------
                                    Name:  James P. Lawler
                                    Title: Vice President

The foregoing Agreement is
hereby confirmed and accepted
as of the date first
above written.

FIRST UNION SECURITIES, INC.


By:      /s/ William J. Brown
     -----------------------------------------------
     Name:   William J. Brown
     Title:  Vice President

                                                                       EXHIBIT A

                               FORM OF OPINION OF
                        COUNSEL TO THE INDENTURE TRUSTEE

                                                            EXHIBITS B-1 and B-2


               FORM OF OPINIONS OF STROOCK & STROOCK & LAVAN LLP
                          COUNSEL TO INITIAL PURCHASER

                                                                   EXHIBIT C & D


                      FORM OF OPINIONS OF MOORE & VAN ALLEN
                             COUNSEL TO THE COMPANY

                                                        EXHIBITS E-1, E-2, F & G

             FORM OF OPINIONS OF PEPPER HAMILTON LLC COUNSEL TO THE
                          OWNER TRUSTEE AND THE TRUST

                                                                       EXHIBIT H

                           FORM OF NOTICE TO INVESTORS

                  Because of the following restrictions, investors are advised to consult legal counsel prior to making any offer, resale, pledge or other transfer of the Offered Notes.

                  Each purchaser of the Offered Notes offered hereby will be deemed to have represented and/or agreed as follows (terms used in this "Notice to Investors" section that are defined in Rule 144A under the Securities Act ("Rule 144A") or in Regulation D under the Securities Act ("Regulation D") are used herein as defined therein):

                  (1) The purchaser (A) is a "qualified institutional buyer" within the meaning of Rule 144A or an institutional "Accredited Investor" (within the meaning of Rule 501(a)(1)-(3) or (7) under the Securities Act), (B) is acquiring the Offered Notes for its own account or for the account of such a qualified institutional buyer or an institutional Accredited Investor purchasing for investment and not for distribution in violation of the Securities Act, (C) if such person is such a qualified institutional buyer, is aware that the sale of the Offered Notes to it is being made in reliance on Rule 144A, (D) if such person is an institutional Accredited Investor, will deliver a certificate in the form attached to the Indenture prior to receipt of Offered Notes or (E) is acquiring the Offered Notes in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S.

                  (2) The Offered Notes have not been and will not be registered under the Securities Act, any state securities or "Blue Sky" law, and may not be reoffered, resold, pledged or otherwise transferred except
          (A)(i) to a person whom the seller reasonably believes is a "qualified institutional buyer" as defined in Rule 144A of the Securities Act that purchases for its own account or the account of another qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, (ii) in certificated form to an institutional Accredited Investor pursuant to any other exemption from the registration requirements of the Securities Act, subject to (a) the receipt by the Indenture Trustee of a letter in the form attached to the Indenture and (b) the receipt by the Indenture Trustee of such other evidence acceptable to the Indenture Trustee that such reoffer, resale, pledge or transfer is in compliance with the Securities Act and other applicable laws, (iii) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S,
          (iv) pursuant to another exemption available under the Securities Act or (v) pursuant to a valid registration statement and (B) in accordance with all applicable securities and "Blue Sky" laws of any States of the United States or any other applicable jurisdictions.

                  (3) The Offered Notes will bear a legend to the following effect, unless the Originator and the Indenture Trustee determine otherwise in accordance with applicable law:

                  "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(a)(1)-(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE INDENTURE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE INDENTURE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S,
(4) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (5) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF AN OFFERED NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT PURCHASING SUCH OFFERED NOTE FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF ERISA AND/OR
SECTION 4975 OF THE CODE, OR (II) PTCE 95-60, PTCE 96-23, PTCE 91-38, PTCE 90-1, PTCE 84-14 OR SOME OTHER PROHIBITED TRANSACTION EXEMPTION IS APPLICABLE TO THE PURCHASE AND HOLDING OF SUCH OFFERED NOTE BY THE ACQUIRER."

                  (4) The Offered Notes will initially be represented by beneficial interests in a single Global Note or certificated Individual Notes as the case may be. Before any interest in a Global Note may be offered, sold, pledged or otherwise transferred to a person who takes delivery other than through a beneficial interest in that Global Note, the transferor will be required to provide the Indenture Trustee with a written certification, in the form provided in the Indenture, as to compliance with the applicable transfer restrictions.

                  (5) If it is acquiring any Offered Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of such account.


                                      5